OTHER PROVISIONS	12 Months Ended
Dec. 31, 2019
Disclosure of other provisions [text block] [Abstract]
Disclosure of other provisions [text block]

NOTE 38: OTHER PROVISIONS

	Provisions for financial commitments and guarantees	Payment protection insurance	Other regulatory provisions	Other	Total
	£m	£m	£m	£m	£m
At 31 December 2018	193	1,524	861	969	3,547
Adjustment on adoption of IFRS 16 (note 55)				(97)	(97)
Balance at 1 January 2019				872	3,450
Exchange and other adjustments	(1)	367	–	(39)	327
Provisions applied	–	(2,461)	(778)	(593)	(3,832)
Charge for the year	(15)	2,450	445	498	3,378
At 31 December 2019	177	1,880	528	738	3,323

Provisions for financial commitments and guarantees

Provisions are recognised for expected credit losses on undrawn loan commitments and financial guarantees. See also note 20.

Payment protection insurance (excluding MBNA)

The Group increased the provision for PPI costs by a further £2,450 million in the year ended 31 December 2019, bringing the total amount provided to £21,875 million.

The charge in 2019 was largely due to the significant increase in PPI information requests (PIRs) leading up to the deadline for submission of claims on 29 August 2019, and also reflects costs relating to complaints received from the Official Receiver as well as administration costs. An initial review of around 60 per cent of the five million PIRs received in the run-up to the PPI deadline has been undertaken, with the conversion rate remaining low, and consistent with the provision assumption of around 10 per cent. The Group has reached final agreement with the Official Receiver.

At 31 December 2019, a provision of £1,578 million remained unutilised relating to complaints and associated administration costs excluding amounts relating to MBNA. Total cash payments were £2,201 million during the year ended 31 December 2019.

SENSITIVITIES

The total amount provided for PPI represents the Group’s best estimate of the likely future cost. A number of risks and uncertainties remain including processing the remaining PIRs and outstanding complaints. The cost could differ from the Group’s estimates and the assumptions underpinning them, and could result in a further provision being required. These may also be impacted by any further regulatory changes and potential additional remediation arising from the continuous improvement of the Group’s operational practices.

For every one per cent increase in PIR conversion rate on the stock as at the industry deadline, the Group would expect an additional charge of approximately £100 million.

Payment protection insurance (MBNA)

MBNA increased its PPI provision by £367 million in the year ended 31 December 2019 but the Group’s exposure continues to remain capped at £240 million under the terms of the sale and purchase agreement.

Other provisions for legal actions and regulatory matters

In the course of its business, the Group is engaged in discussions with the PRA, FCA and other UK and overseas regulators and other governmental authorities on a range of matters. The Group also receives complaints in connection with its past conduct and claims brought by or on behalf of current and former employees, customers, investors and other third parties and is subject to legal proceedings and other legal actions. Where significant, provisions are held against the costs expected to be incurred in relation to these matters and matters arising from related internal reviews. During the year ended 31 December 2019 the Group charged a further £445 million in respect of legal actions and other regulatory matters, and the unutilised balance at 31 December 2019 was £528 million (31 December 2018: £861 million). The most significant items are as follows.

ARREARS HANDLING RELATED ACTIVITIES

The Group has provided an additional £188 million in the year ended 31 December 2019 for the costs of identifying and rectifying certain arrears management fees and activities, taking the total provided to date to £981 million. The Group has put in place a number of actions to improve its handling of customers in these areas and has made good progress in reimbursing arrears fees to impacted customers.

PACKAGED BANK ACCOUNTS

The Group had provided a total of £795 million up to 31 December 2018 in respect of complaints relating to alleged mis-selling of packaged bank accounts, with no further amounts provided during the year ended 31 December 2019. A number of risks and uncertainties remain, particularly with respect to future volumes.

CUSTOMER CLAIMS IN RELATION TO INSURANCE BRANCH BUSINESS IN GERMANY

The Group continues to receive claims in Germany from customers relating to policies issued by Clerical Medical Investment Group Limited (subsequently renamed Scottish Widows Limited), with smaller numbers received from customers in Austria and Italy. The industry-wide issue regarding notification of contractual ‘cooling off’ periods continued to lead to an increasing number of claims in 2016 and 2017. Whilst complaint volumes have declined, new litigation claim volumes per month have remained fairly constant throughout 2019. Up to 31 December 2019 the Group had provided a total of £656 million. The validity of the claims facing the Group depends upon the facts and circumstances in respect of each claim. As a result, the ultimate financial effect, which could be significantly different from the current provision, will be known only once all relevant claims have been resolved.

HBOS READING – REVIEW

The Group has now completed its compensation assessment for all 71 business customers within the customer review, with more than 98 per cent of these offers to individuals accepted. In total, more than £100 million in compensation has been offered to victims of the HBOS Reading fraud prior to the publication of Sir Ross Cranston’s independent quality assurance review of the customer review, of which £94 million has so far been accepted, in addition to £9 million for ex-gratia payments and £6 million for the re-imbursements of legal fees. Sir Ross’s review was concluded on 10 December 2019 and made a number of recommendations, including a re-assessment of direct and consequential losses by an independent panel. The Group has committed to implementing Sir Ross’s recommendations in full. In addition, further ex gratia payments of £35,000 have been made to 200 individuals in recognition of the additional delay which will be caused whilst the Group takes steps to implement Sir Ross’s recommendations. It is not possible to estimate at this stage what the financial impact will be.

HBOS READING – FCA INVESTIGATION

The FCA’s investigation into the events surrounding the discovery of misconduct within the Reading-based Impaired Assets team of HBOS has concluded. The Group has settled the matter with the FCA and paid a fine of £45.5 million, as per the FCA’s final notice dated 21 June 2019.

Other

Following the sale of TSB Banking Group plc, the Group raised a provision of £665 million in relation to various ongoing commitments; £117 million of this provision remained unutilised at 31 December 2019.

Provisions are made for staff and other costs related to Group restructuring initiatives at the point at which the Group becomes committed to the expenditure. At 31 December 2019 provisions of £129 million (31 December 2018: £191 million) were held.

The Group carries provisions of £118 million (2018: £122 million) for indemnities and other matters relating to legacy business disposals in prior years.